Exhibit 99.1
THE TIDE IS TURNING Juniata Valley Financial Corp. 2025 Annual Meeting May 20, 2025 Exhibit 99.1

MARTIN DREIBELBIS CHAIRMAN

AGENDA • Call to Order • Rules of Conduct • Introduction of Members of the Board of Directors • Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election • Nominations • Management’s Presentation – The Tide is Turning • Questions/Comments • Voting Tabulation • Adjournment

BOARD OF DIRECTORS Martin Dreibelbis Chairman Christina Calkins-Mazur Joseph Scarnati III Steven Sliver Gary Kelsey Marcie Barber Michael Buffington Vice Chairman

MEETING BUSINESS Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election Election of Directors “Say on Pay”

FORWARD LOOKING STATEMENTS This presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995. When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this presentation, Juniata is making forward-looking statements. Such information is based on Juniata’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this forward-looking information. Many factors could affect future financial results. Juniata undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise. For a more complete discussion of certain risks and uncertainties affecting Juniata, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” set forth in the Juniata’s filings with the Securities and Exchange Commission.

THE TIDE IS TURNING MARCIE BARBER PRESIDENT AND CEO MICHAEL WOLF EVP AND CFO

YEAR-OVER-YEAR COMPARATIVE FINANCIAL RESULTS Earnings Highlights 2024 2023 Net Income (in thousands) $6,229 $6,596 Return on Average Assets 0.72% 0.79% Return on Average Equity 14.19% 17.59% Net Interest Margin (fully tax equivalent) 2.71% 2.74% Loans to Deposits 71.38 69.38% Efficiency Ratio 72.77% 69.78% Earnings per Share, diluted $1.24 $1.31 Highlights Balance Sheet • Muted loan growth • Deposit mix continues to shift to time deposits • Excess cash deployed to fund loan growth and reduced borrowings Income Statement • Net Interest Margin compression halted in Q4 2024 • Non-interest income growth • Non-interest expense increase due primarily to one-time expenses

$480,529 $583,928 $580,354 $591,945 $625,236 $670,632 $793,718 $810,518 $830,875 $871,811 $848,874 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 $800,000 $850,000 $900,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 At December 31, (in thousands) TEN YEAR ASSET TREND

TEN YEAR DEPOSIT TREND $380,884 $457,126 $455,822 $477,668 $521,722 $531,937 $622,866 $708,447 $711,512 $749,045 $747,957 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 $800,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 At December 31, (in thousands)

DIVERSIFIED DEPOSIT BASE

- Stable and growing core deposit base
- Deposits boosted by government stimulus payments 2020 and 2021
- Time deposit growth continued in 2023 and 2024
- Contraction in demand deposits and savings accounts in 2024
- Deposit mix remains relatively consistent over time, trending toward time deposits from more liquid transaction accounts in the current rate environments
- Only 14.6% of totals deposits are uninsured at December 31, 2024

	Dec-20	Dec-21	Dec-22	Dec-23	Dec-24
Total Deposits (in thousands)	$622,866	$708,447	$711,512	$749,045	$747,957
Noninterest-Bearing Demand	$168,115	$182,022	$199,131	$197,027	$196,801
Interest-Bearing Demand	$115,652	$170,210	$162,917	$174,684	$161,821
Money Market	$60,816	$70,764	$64,111	$45,533	$47,080
Savings	$123,572	$142,187	$143,082	$134,414	$128,903
Time Deposits	$154,710	$143,264	$142,271	$197,387	$213,352
Total Deposit Growth		13.7%	0.4%	5.3%	-0.1%
Percentage of Total Deposits	Dec-20	Dec-21	Dec-22	Dec-23	Dec-24
Noninterest-Bearing Demand	27.0%	25.7%	28.0%	26.3%	26.3%
Interest-Bearing Demand	18.6%	24.0%	22.9%	23.3%	21.6%
Money Market	9.8%	10.0%	9.0%	6.1%	6.3%
Savings	19.8%	20.1%	20.1%	17.9%	17.2%
Time Deposits	24.8%	20.2%	20.0%	26.4%	28.5%



Deposit Mix as of December 31, 2024
Time Deposits
28.5%
26.3%
Non-Interest Bearing
Interest Bearing Demand
21.6%
Savings
17.2%
Money Market
6.3%

LOAN DIVERSIFICATION

- Loan growth of 1.6% in 2024
  - Commercial real estate loan growth through organic growth within and outside of our branch footprint
  - Residential mortgage loan growth for the third consecutive year after years of declining balances
- Growth without sacrificing asset quality
- Relatively stable loan segmentation

	Dec-20	Dec-21	Dec-22	Dec-23	Dec-24
Total Loans (in thousands)	$417,661	$418,303	$484,512	$525,394	$533,869
Real Estate Mortgage	$141,438	$131,754	$150,290	$162,385	$162,771
Construction Loans	$61,051	$43,281	$50,748	$52,589	$37,827
Commercial Real Estate	$122,698	$159,806	$199,206	$223,077	$247,582
Commercial Business	$68,057	$62,639	$61,458	$65,821	$68,234
Municipal Loans	$18,550	$16,323	$18,770	$17,232	$13,850
Personal Consumer	$5,867	$4,500	$4,040	$4,290	$3,605
Net Loan Growth		0.2%	15.8%	8.4%	1.6%
Percentage of Total Loans	Dec-20	Dec-21	Dec-22	Dec-23	Dec-24
Real Estate Mortgage	33.9%	31.5%	31.0%	30.9%	30.5%
Construction Loans	14.6%	10.3%	10.5%	10.0%	7.1%
Commercial Real Estate	29.4%	38.2%	41.1%	42.5%	46.4%
Commercial Business	16.3%	15.0%	12.7%	12.5%	12.8%
Municipal Loans	4.4%	3.9%	3.9%	3.3%	2.6%
Personal Consumer	1.4%	1.1%	0.8%	0.8%	0.7%


Loan Segments as of December 31, 2024
Municipal Loans, 2.6%
Personal Consumer, 0.7%
Commercial Business , 12.8%
Real Estate Mortgage, 30.5%
Commercial Real Estate, 46.4%
Construction Loans, 7.1%

CREDIT QUALITY AND COVERAGE ALL / ACL (in thousands) Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Total Loans $ 422,661 $ 418,303 $ 484,512 $ 525,394 $ 533,869 Total reserves $ 4,835 $ 4,041 $ 4,372 $ 5,677 $ 6,183 Reserve coverage ratio 1.23% 0.99% 0.90% 1.08% 1.16% RESERVES MINIMAL NON-PERFORMING LOANS LOW CHARGE OFFS Non-performing loans (in thousands) Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Non-performing loans $ 444 $ 226 $ 179 $ 4,952 $ 615 Non-performing loan ratio 0.11% 0.05% 0.04% 0.94% 0.12% Net (charge-offs) / recoveries (in thousands) Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Net (charge-offs) / recoveries $ 412 $ 183 $ 64 $ 39 $ (28) Average loans 413,251 423,285 441,970 502,229 536,857 Charge-off / (recovery) ratio 0.10% 0.04% 0.01% 0.01% (0.01%) 1.23% 0.99% 0.90% 1.08% 1.16% 0.70% 0.90% 1.10% 1.30% YE 2020 YE 2021 YE 2022 YE 2023 YE 2024 Total Reserves for Loans as % of Total Loans 0.11% 0.05% 0.04% 0.94% 0.12% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% YE 2020 YE 2021 YE 2022 YE 2023 YE 2024 Non-Performing Loans as % of Total Loans 0.10% 0.04% 0.01% 0.01% (0.01)% (0.10)% 0.00% 0.10% 0.20% YE 2020 YE 2021 YE 2022 YE 2023 YE 2024 Net (Charge-Offs) Recoveries as % of Avg Loans

CAPITAL AND LIQUIDITY AT DECEMBER 31, 2024 • JVB is well capitalized • Tier one risk-based capital 11.7% versus minimum requirement plus capital conservation buffer of 8.5% • Total risk-based 12.8% versus minimum requirement plus capital conservation buffer of 10.5% • Liquid Assets 9.3% of Total Assets • Liquid Assets plus Off-Balance Sheet Liquidity 55.0% of Total Assets • Dividend yield 6.8% • Dividend payout ratio 70.6% Regulatory Capital Liquidity Dividend Yield

MOVING FORWARD IN 2025 Responsible loan and deposit pricing • Net interest margin compression reversal Improved efficiency • Continue to leverage more efficient technologies • Optimize current staffing levels Focus on customer service • Maintaining existing relationships and attracting new relationships through superior customer service Harrisburg and State College regions • Commercial lending presence

BELLEVILLE OFFICE OPENING 2025

2025 FIRST QUARTER FINANCIAL RESULTS Earnings Highlights 2025 Quarter 1 2024 Quarter 1 Net Income (in thousands) $2,008 $1,355 Return on Average Assets 0.94% 0.63% Return on Average Equity 16.55% 13.38% Net Interest Margin (fully tax equivalent) 2.83% 2.63% Loans to Deposits 71.99% 72.68% Efficiency Ratio 64.55% 74.67% Earnings per Share, diluted $0.40 $0.27 Non-performing loan ratio 0.1% 0.1%

QUESTIONS & COMMENTS This presentation has been filed with the SEC on a Form 8-K

VOTE TABULATION REPORT LISA SNYDER

MEETING ADJOURNMENT Juniata Valley Financial Corp. 2025 Annual Meeting May 20, 2025